IDEX MUTUAL FUNDS

RESULTS OF SHAREHOLDER PROXY (Unaudited)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies, "requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, IDEX Mutual Funds solicited a vote by the shareholders for:

At a special meeting of shareholders held on December 14, 2001, the results of Proposals, were as follows:

IDEX TRANSAMERICA VALUE BALANCED

Proposal 1: Approval of a new Investment Advisory Agreement between IDEX Mutual Funds and Idex Management, Inc.,with respect to the Fund.

For		Against		Abstentions/Broker Non-Votes
94.04%		1.20%			4.76%

Proposal 2: Approval of a new Sub-Advisory Agreement between Idex
Management, Inc. and Transamerica Investment Management, LLC, on behalf of the Fund.

For		Against		Abstentions/Broker Non-Votes
93.24%		1.72%			5.04%

Proposal 3: Approval to adopt a Sub-Adviser Approval Policy with respect to the Fund.

For		Against		Abstentions/Broker Non-Votes
93.29%		2.03%			4.69%

Proposal 4: Re-election of the current Trustees of the IDEX Board of Trustees and election of two new Trustees to the Board.

			For	Against	Abstentions/Broker Non-Votes
Patrick S. Baird	98.63%	1.37%	0.00%
Peter R. Brown	98.63%	1.37%		0.00%
Daniel Calabria	98.63%	1.37%	0.00%
Janice B. Case	98.25%	1.75%	0.00%
Charles C. Harris	98.63%	1.37%	0.00%
John R. Kenney	98.63%	1.37%	0.00%
Russell A. Kimball, Jr.	98.25%	1.75%	0.00%
William W. Short, Jr.	98.61%	1.39%	0.00%
Jack E. Zimmerman	98.63%	1.37%	0.00%

Proposal 5(a): Approval to change fundamental investment restriction #8 concerning the issuance of senior securities.

For	Against	Abstentions/Broker Non-Votes
91.63%	1.81%		6.57%

Proposal 5(b): Approval to change the description of fundamental investment restriction #1 concerning diversification.

For	Against	Abstentions/Broker Non-Votes
91.65%	2.19%		6.57%

Proposal 5(c): Approval to change fundamental investment restriction #2 concerning industry concentration.

For	Against	Abstentions/Broker Non-Votes
91.84%	2.35%		5.81%

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

IDEX ALGER AGGRESSIVE GROWTH

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

			For		Against		Abstentions/Broker
								Non-Votes
Peter R. Brown		96.04%		3.96%		0.00%
Charles C. Harris		96.06%		3.94%		0.00%
John R. Kenney		96.04%		3.96%		0.00%
Patrick S. Baird		96.08%		3.92%		0.00%
Jack E. Zimmerman		96.04%		3.96%		0.00%
William W. Short, Jr.	96.06%		3.94%		0.00%
Daniel Calabria		96.07%		3.93%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

				For		Against		Abstentions/
									BrokerNon-Votes
Russell A. Kimball, Jr.	96.00%		4.00%		0.00%
Janice B. Case		95.96%		4.04%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
69.88%		2.21%		27.91%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
70.09%		2.32%		27.59%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
70.28%		2.01%		27.71%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Fred Alger Management, Inc.
with respect to Alger Aggressive Growth.

For		Against		Abstentions/Broker Non-Votes
68.84%		3.43%		27.73%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX FEDERATED TAX EXEMPT

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

				For		Against	Abstentions/
								Broker Non-Votes
Peter R. Brown		93.74%		6.26%		0.00%
Charles C. Harris		93.86%		6.14%		0.00%
John R. Kenney		93.67%		6.33%		0.00%
Patrick S. Baird		93.88%		6.12%		0.00%
Jack E. Zimmerman		93.86%		6.14%		0.00%
William W. Short, Jr.	93.79%		6.21%		0.00%
Daniel Calabria		93.88%		6.12%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
			For		Against		Abstentions/Broker
								Non-Votes
Russell A. Kimball, Jr.	93.58%		6.42%		0.00%
Janice B. Case		93.69%		6.31%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
77.29%		5.34%		17.37%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

For		Against		Abstentions/Broker Non-Votes
77.30%		5.20%		17.50%

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Federated Investment
Management Company with respect to Federated Tax Exempt.

For		Against		Abstentions/Broker Non-Votes
76.42%		8.06%		15.52%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX GABELLI GLOBAL GROWTH

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

For		Against		Abstentions/Broker
Non-Votes
Peter R. Brown		95.49%		4.51%		0.00%
Charles C. Harris		95.49%		4.51%		0.00%
John R. Kenney		95.49%		4.51%		0.00%
Patrick S. Baird		95.55%		4.45%		0.00%
Jack E. Zimmerman		95.54%		4.46%		0.00%
William W. Short, Jr.	95.49%		4.51%		0.00%
Daniel Calabria		95.48%		4.52%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

			For		Against		Abstentions/Broker
Non-Votes
Russell A. Kimball, Jr.	95.34%		4.66%		0.00%
Janice B. Case		95.46%		4.54%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
68.32%		2.17%		29.51%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
68.54%		2.23%		29.23%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

For		Against		Abstentions/Broker Non-Votes
67.28%		3.11%		29.61%

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Gabelli Asset Management
Company with respect to Gabelli Global Growth.

For		Against		Abstentions/Broker Non-Votes
67.50%		3.14%		29.36%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX GOLDMAN SACHS GROWTH

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/Broker
Non-Votes
Peter R. Brown		96.25%		3.75%		0.00%
Charles C. Harris		96.25%		3.75%		0.00%
John R. Kenney		96.25%		3.75%		0.00%
Patrick S. Baird		6.23%		3.77%		0.00%
Jack E. Zimmerman		96.25%		3.75%		0.00%
William W. Short, Jr.	96.25%		3.75%		0.00%
Daniel Calabria		96.25%		3.75%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
			For		Against		Abstentions/Broker
Non-Votes
Russell A. Kimball, Jr.	96.23%		3.77%		0.00%
Janice B. Case		96.23%		3.77%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
68.02%		1.78%		30.20%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
68.69%		1.37%		29.94%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
68.36%	.48%			30.16%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Goldman Sachs Asset Management with respect to Goldman Sachs Growth.

For		Against		Abstentions/Broker Non-Votes
67.03%	 	2.90%		30.07%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval Policy.

Not applicable to this fund.

IDEX GREAT COMPANIES-AMERICASM

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		97.43%		2.57%		0.00%
Charles C. Harris		97.45%		2.55%		0.00%
John R. Kenney		97.45%		2.55%		0.00%
Patrick S. Baird		97.45%		2.55%		0.00%
Jack E. Zimmerman	97.44%		2.56%		0.00%
William W. Short, Jr.	97.39%		2.61%		0.00%
Daniel Calabria		97.43%		2.57%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	97.39%		2.61%		0.00%
Janice B. Case		97.39%		2.61%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
70.69%		2.48%			26.83%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C.
with respect to Great Companies-America.

For		Against		Abstentions/Broker Non-Votes
70.76%		2.47%		26.77%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval Policy.

Not applicable to this fund.

IDEX GREAT COMPANIES-GLOBAL2

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		98.23%		1.77%		0.00%
Charles C. Harris		98.23%		1.77%		0.00%
John R. Kenney		98.23%		1.77%		0.00%
Patrick S. Baird		98.23%		1.77%		0.00%
Jack E. Zimmerman	98.23%		1.77%		0.00%
William W. Short, Jr.	98.23%		1.77%		0.00%
Daniel Calabria		98.23%		1.77%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	98.23%		1.77%			0.00%
Janice B. Case		98.23%		1.77%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
71.60%		1.13%		27.27%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
73.60%		1.05%		25.35%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Great Companies, L.L.C.
with respect to Great Companies-Global2

For		Against		Abstentions/Broker Non-Votes
70.37%		3.68%		25.95%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.
Not applicable to this fund.

IDEX GREAT-COMPANIES-TECHNOLOGYSM

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against	Abstentions/BrokerNonVotes
Peter R. Brown		97.46%		2.54%		0.00%
Charles C. Harris		97.46%		2.54%		0.00%
John R. Kenney		97.46%		2.54%		0.00%
Patrick S. Baird		97.46%		2.54%		0.00%
Jack E. Zimmerman	97.44%		2.56%		0.00%
William W. Short, Jr.	97.44%		2.56%		0.00%
Daniel Calabria		97.46%		2.54%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

			For		Against		Abstentions/Broker
Non-Votes
Russell A. Kimball, Jr.	97.43%		2.57%			0.00%
Janice B. Case		97.43%		2.57%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
72.28%		1.97%		25.75%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Great Companies, L.L.C. with respect to IDEX Great Companies-Technology.

For		Against		Abstentions/Broker Non-Votes
72.66%	2.02%			25.32%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX ISABELLE SMALL CAP VALUE

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.88%		4.12%		0.00%
Charles C. Harris		95.88%		4.12%		0.00%
John R. Kenney		95.84%		4.16%		0.00%
Patrick S. Baird		95.84%		4.16%		0.00%
Jack E. Zimmerman		95.84%		4.16%		0.00%
William W. Short, Jr.	95.84%		4.16%		0.00%
Daniel Calabria		95.84%		4.16%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
			For		Against		Abstentions/Broker
Non-Votes
Russell A. Kimball, Jr.	95.77%		4.23%		0.00%
Janice B. Case		95.77%		4.23%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
69.98%	0.97%		29.05%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
67.42%	3.85%			28.73%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
67.65%		3.57%		28.78%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Ironwood Capital Management,
L.L.C. with respect to IDEX Isabelle Small Cap Value.

For		Against		Abstentions/Broker Non-Votes
70.09%		1.10%		28.81%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX JANUS BALANCED

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.76%		3.24%		0.00%
Charles C. Harris		96.76%		3.24%		0.00%
John R. Kenney		96.78%		3.22%		0.00%
Patrick S. Baird		96.73%		3.27%		0.00%
Jack E. Zimmerman		96.77%		3.23%		0.00%
William W. Short, Jr.	96.74%		3.26%		0.00%
Daniel Calabria		96.78%		3.22%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.68%		3.32%		0.00%
Janice B. Case		96.68%		3.32%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
69.95%		2.26%		27.79%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
70.11%		2.41%		27.48%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
70.21%		2.25%		27.54%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Balanced.

For		Against		Abstentions/Broker Non-Votes
69.70%		2.89%		27.41%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

For		Against	Abstentions/Broker Non-Votes
93.01%	2.17%		4.82%

IDEX JANUS CAPITAL APPRECIATION

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.69%		4.31%		0.00%
Charles C. Harris		95.71%		4.29%		0.00%
John R. Kenney		95.69%		4.31%		0.00%
Patrick S. Baird		95.71%		4.29%		0.00%
Jack E. Zimmerman	95.70%		4.30%		0.00%
William W. Short, Jr.	95.69%		4.31%		0.00%
Daniel Calabria		95.70%		4.30%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	95.67%		4.33%		0.00%
Janice B. Case		95.65%		4.35%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
68.66%	2.53%		28.81%


Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
69.26%		2.17%		28.57%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
69.17%	2.25%		28.58%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Capital Appreciation.

For		Against		Abstentions/Broker Non-Votes
68.12%		3.39%		28.49%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval Policy.

For		Against		Abstentions/Broker Non-Votes
92.88%		2.20%			4.92%

IDEX JANUS FLEXIBLE INCOME

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.88%		3.12%		0.00%
Charles C. Harris		96.91%		3.09%		0.00%
John R. Kenney		96.92%		3.08%		0.00%
Patrick S. Baird		96.73%		3.27%		0.00%
Jack E. Zimmerman	96.87%		3.13%		0.00%
William W. Short, Jr.	96.89%		3.11%		0.00%
Daniel Calabria		96.91%		3.09%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.79%		3.21%		0.00%
Janice B. Case		96.69%		3.31%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
69.44%		3.29%			27.27%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
70.03%	3.36%			26.61%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

		Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
70.26%		3.04%		26.70%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Flexible Income.

For		Against		Abstentions/Broker Non-Votes
69.42%		4.03%		26.55%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

For		Against		Abstentions/Broker Non-Votes
92.43%		3.26%		4.31%

IDEX JANUS GLOBAL

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.71%		3.29%		0.00%
Charles C. Harris		96.75%		3.25%		0.00%
John R. Kenney		96.68%		3.32%		0.00%
Patrick S. Baird		96.73%		3.27%		0.00%
Jack E. Zimmerman		96.74%		3.26%		0.00%
William W. Short, Jr.	96.74%		3.26%		0.00%
Daniel Calabria		96.77%		3.23%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.72%		3.28%		0.00%
Janice B. Case		96.72%		3.28%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
69.88%		2.78%		27.34%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
70.36%		2.47%		27.17%

Proposal 2c: Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
70.36%		2.47%		27.17%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Global.

For		Against	Abstentions/Broker Non-Votes
9.42%		3.36%		27.22%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

For		Against	Abstentions/Broker Non-Votes
93.42%	2.38%		4.20%

IDEX JANUS GROWTH

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.14%		3.86%		0.00%
Charles C. Harris		96.18%		3.82%		0.00%
John R. Kenney		96.09%		3.91%		0.00%
Patrick S. Baird		96.15%		3.85%		0.00%
Jack E. Zimmerman		96.15%		3.85%		0.00%
William W. Short, Jr.	96.16%		3.84%		0.00%
Daniel Calabria		96.17%		3.83%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.06%		3.94%		0.00%
Janice B. Case		96.08%		3.92%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
71.46%	2.76%			25.78%


Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against		Abstentions/Broker Non-Votes
72.11%		2.52%		25.37%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
71.91%	2.57%		25.52%

Proposal 3: Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Growth.

For		Against	Abstentions/Broker Non-Votes
70.60%	3.99%		25.41%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

For		Against	Abstentions/Broker Non-Votes
92.85%	2.46%		4.69%

IDEX JANUS GROWTH & INCOME

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.80%		4.20%		0.00%
Charles C. Harris		95.77%		4.23%		0.00%
John R. Kenney		95.75%		4.25%		0.00%
Patrick S. Baird		95.80%		4.20%		0.00%
Jack E. Zimmerman		95.80%		4.20%		0.00%
William W. Short, Jr.	95.80%		4.20%		0.00%
Daniel Calabria		95.77%		4.23%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	95.42%		4.58%		0.00%
Janice B. Case		95.79%		4.21%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
67.59%	2.30%		30.11%

Proposal 2b: Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d: Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e: Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Janus Capital Management
LLC with respect to IDEX Janus Growth & Income.

For		Against	Abstentions/Broker Non-Votes
68.35%	2.12%		29.53%

Proposal 4: Approval of the adoption of a Sub-Adviser Approval
Policy.

For		Against	Abstentions/Broker Non-Votes
93.62%	1.01%		5.37%

IDEX JENNISON EQUITY OPPORTUNITY

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/Broker NonVotes
Peter R. Brown		96.78%		3.22%		0.00%
Charles C. Harris		96.78%		3.22%		0.00%
John R. Kenney		96.78%		3.22%		0.00%
Patrick S. Baird		96.78%		3.22%		0.00%
Jack E. Zimmerman		96.78%		3.22%		0.00%
William W. Short, Jr.	96.78%		3.22%		0.00%
Daniel Calabria		96.78%		3.22%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	96.74%		3.26%		0.00%
Janice B. Case		96.74%		3.26%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
67.44%	1.51%		31.05%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against	Abstentions/Broker Non-Votes
67.98%	1.32%		30.70%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Jennison Associates L.L.C.
with respect to IDEX Jennison Equity Opportunity.

For		Against		Abstentions/Broker Non-Votes
67.01%		2.26%		30.73%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.
Not applicable to this fund.

IDEX LKCM STRATEGIC TOTAL RETURN

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.96%		4.04%		0.00%
Charles C. Harris		95.95%		4.05%		0.00%
John R. Kenney		95.99%		4.01%		0.00%
Patrick S. Baird		96.02%		3.98%		0.00%
Jack E. Zimmerman		95.94%		4.06%		0.00%
William W. Short, Jr.	95.96%		4.04%		0.00%
Daniel Calabria		95.88%		4.12%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.01%		3.99%		0.00%
Janice B. Case		95.89%		4.11%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
74.03%		3.06%		22.91%


Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against	Abstentions/Broker Non-Votes
74.98%	2.36%		22.66%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
75.06%		2.29%		22.65%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Luther King Capital Management Corporation with respect to IDEX LKCM Strategic Total Return.

For		Against		Abstentions/Broker Non-Votes
73.70%		3.54%		22.76%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.
Not applicable to this fund.

IDEX PBHG MID CAP GROWTH (formerly IDEX Pilgrim Baxter
Mid Cap Growth)

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

		For		Against	Abstentions/BrokerNonVotes
Peter R. Brown		95.01%		4.99%		0.00%
Charles C. Harris		95.07%		4.93%		0.00%
John R. Kenney		95.10%		4.90%		0.00%
Patrick S. Baird		95.12%		4.88%		0.00%
Jack E. Zimmerman		95.12%		4.88%		0.00%
William W. Short, Jr.	95.10%		4.90%		0.00%
Daniel Calabria		95.14%		4.86%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	95.04%	4.96%		0.00%
Janice B. Case		5.14%		4.86%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
68.19%		2.72%		29.09%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against	Abstentions/Broker Non-Votes
68.70%	2.47%		28.83%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
68.71%	2.36%		28.93%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Pilgrim Baxter & Associates,
Ltd. with respect to IDEX PBHG Mid Cap Growth.

For		Against	Abstentions/Broker Non-Votes
67.80%	3.39%		28.81%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX SALOMON ALL CAP

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.99%		4.01%		0.00%
Charles C. Harris		96.01%		3.99%		0.00%
John R. Kenney		96.03%		3.97%		0.00%
Patrick S. Baird		96.05%		3.95%		0.00%
Jack E. Zimmerman		95.98%		4.02%		0.00%
William W. Short, Jr.	96.02%		3.98%		0.00%
Daniel Calabria		96.00%		4.00%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.00%		4.00%		0.00%
Janice B. Case		96.02%		3.98%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against		Abstentions/Broker Non-Votes
69.32%		2.45%		28.23%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
69.55%	2.28%		28.17%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Salomon Brothers Asset
Management, Inc with respect to IDEX Salomon All Cap.

For		Against	Abstentions/Broker Non-Votes
68.81%	3.18%		28.01%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.
Not applicable to this fund.

IDEX T. ROWE SMALL CAP

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.00%		5.00%		0.00%
Charles C. Harris		94.99%		5.01%		0.00%
John R. Kenney		94.85%		5.15%		0.00%
Patrick S. Baird		95.01%		4.99%		0.00%
Jack E. Zimmerman		95.00%		5.00%		0.00%
William W. Short, Jr.	95.01%		4.99%		0.00%
Daniel Calabria		95.01%		4.99%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	95.05%		4.95%		0.00%
Janice B. Case		95.04%		4.96%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
73.98%	2.25%		23.77%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against	Abstentions/Broker Non-Votes
74.51%	2.29%		23.20%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
74.73%	2.21%		23.06%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates,
Inc. with respect to IDEX T. Rowe Price Small Cap.

For		Against	Abstentions/Broker Non-Votes
73.56%	3.35%		23.09%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH (formerly IDEX T. Rowe
Price Dividend Growth)

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.56%		4.44%		0.00%
Charles C. Harris		95.56%		4.44%		0.00%
John R. Kenney		95.56%		4.44%		0.00%
Patrick S. Baird		95.54%		4.46%		0.00%
Jack E. Zimmerman		95.56%		4.44%		0.00%
William W. Short, Jr.	95.54%		4.46%		0.00%
Daniel Calabria		95.56%		4.44%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	95.56%		4.44%		0.00%
Janice B. Case		95.54%		4.46%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
69.64%	2.88%		27.48%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

For		Against	Abstentions/Broker Non-Votes
69.91%	2.80%		27.29%

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

Not applicable to this fund.

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and T. Rowe Price Associates,
Inc. with respect to IDEX T. Rowe Price Tax-Efficient Growth.

For		Against	Abstentions/Broker Non-Votes
69.56%	3.26%		27.18%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND (formerly
IDEX AEGON Income Plus)

Proposal 1:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.95%		3.05%		0.00%
Charles C. Harris		96.96%		3.04%		0.00%
John R. Kenney		96.88%		3.12%		0.00%
Patrick S. Baird		96.86%		3.14%		0.00%
Jack E. Zimmerman		96.92%		3.08%		0.00%
William W. Short, Jr.	96.93%		3.07%		0.00%
Daniel Calabria		6.99%			3.01%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	96.62%		3.38%		0.00%
Janice B. Case		96.78%		3.22%		0.00%

Proposal 2a: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For		Against	Abstentions/Broker Non-Votes
71.86%	2.80%		25.34%

Proposal 2b:Approval of the change in the fundamental investment restriction relating to diversification.

Not applicable to this fund.

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

For		Against	Abstentions/Broker Non-Votes
71.56%	3.09%		25.35%

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

For		Against	Abstentions/Broker Non-Votes
71.79%	3.14%		25.07%

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against	Abstentions/Broker Non-Votes
72.25%	2.59%		25.16%

Proposal 3:Approval of a new Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisors and AEGON USA Investment
Management LLC with respect to IDEX Transamerica Conservative
High-Yield Bond.
For		Against	Abstentions/Broker Non-Votes
71.61%	3.67%		24.72%

Proposal 4:Approval of the adoption of a Sub-Adviser Approval
Policy.

Not applicable to this fund.

IDEX TRANSAMERICA EQUITY

Proposal 1: Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.59%		4.41%		0.00%
Charles C. Harris		95.59%		4.41%		0.00%
John R. Kenney		95.59%		4.41%		0.00%
Patrick S. Baird		95.59%		4.41%		0.00%
Jack E. Zimmerman		95.59%		4.41%		0.00%
William W. Short, Jr.	95.59%		4.41%		0.00%
Daniel Calabria		95.59%		4.41%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	95.59%		4.41%		0.00%
Janice B. Case		95.59%		4.41%		0.00%

Proposal 2a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.
For		Against	Abstentions/Broker Non-Votes
71.29%	1.42%		27.29%

Proposal 2b:Not applicable to this fund.

Proposal 2c:Approval of the change in the fundamental investment restriction relating to investments in interests in oil, gas or other mineral exploration or development programs.

Not applicable to this fund.

Proposal 2d:Approval of the change in the fundamental investment restriction relating to investments for the purpose of exercising control.

Not applicable to this fund.

Proposal 2e:Approval of the change in the fundamental investment restriction relating to industry concentration.

For		Against		Abstentions/Broker Non-Votes
71.32%	1.48%			27.20%

Proposal 3:Approval of a new Sub-Advisory Agreement between AEGON/Transamerica Fund Advisors and Transamerica Investment
Management, LLC with respect to IDEX T. Rowe Price Tax-Efficient
Growth.

For 	Against	Abstentions/Broker Non-Votes
71.78%0.96%		27.26%

Proposal 4:Not applicable to this fund.

IDEX SALOMON INVESTORS VALUE (formerly IDEX NWQ Value Equity)

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and Salomon Brothers Asset Management Inc with respect to IDEX NWQ Value Equity.

For 		Against	Abstentions/Broker Non-Votes
93.38%	1.80%		4.82%

Proposal 2:Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
69.27%	2.17%		28.56%

Proposal 3:Approval of the current Trustees of the IDEX Board of Trustees as follows:

For 		Against		Abstentions/Broker Non-Votes
Peter R. Brown		99.24%		3.77%		0.00%
Charles C. Harris		96.28%		3.72%		0.00%
John R. Kenney		96.26%		3.74%		0.00%
Patrick S. Baird		96.28%		3.72%		0.00%
Jack E. Zimmerman		96.27%		3.73%		0.00%
William W. Short, Jr.	96.28%		3.72%		0.00%
Daniel Calabria		96.26%		3.74%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
		For 		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	95.96%		4.04%		0.00%
Janice B. Case		96.04%		3.96%		0.00%

Proposal 4a:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For 		Against	Abstentions/Broker Non-Votes
68.92%	1.91%		29.17%

Proposal 4b:Approval of the change in the fundamental investment restriction relating to diversification.

For 		Against	Abstentions/Broker Non-Votes
68.69%	1.80%		29.51%

Proposal 4c: Approval of the change in the fundamental investment restriction relating to industry concentration.

For 		Against	Abstentions/Broker Non-Votes
68.36%	2.20%		29.44%

IDEX GE U.S. EQUITY

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:Approval of a new Investment Advisory Agreement between IDEX Management, Inc. and IDEX Mutual Funds with respect to IDEX
GE U.S. Equity.

For 		Against	Abstentions/Broker Non-Votes
68.61%	1.08%		30.31%

Proposal 2:Approval of a new Sub-Advisory Agreement between IDEX
Management, Inc. and American Century Investment Management, Inc.
with respect to IDEX GE U.S. Equity.

For 		Against		Abstentions/Broker Non-Votes
68.27%	1.31%			30.43%

Proposal 3:Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
68.18%	1.57%		36.25%

Proposal 4:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/BrokerNonVotes
Peter R. Brown		95.61%		4.39%		0.00%
Charles C. Harris		95.54%		4.46%		0.00%
John R. Kenney		95.56%		4.44%		0.00%
Patrick S. Baird		95.63%		4.37%		0.00%
Jack E. Zimmerman		95.63%		4.37%		0.00%
William W. Short, Jr.	95.63%		4.37%		0.00%
Daniel Calabria		95.63%		4.37%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	95.53%		4.47%		0.00%
Janice B. Case		95.59%		4.41%		0.00%

Proposal 5a:Approval of the change in the fundamental investment restriction relating to industry concentration.

For 		Against	Abstentions/Broker Non-Votes
67.76%	1.66%		30.59%

Proposal 5b:Approval of the change in the fundamental investment restriction relating to physical commodities.

For 		Against		Abstentions/Broker Non-Votes
68.20%	1.67%			30.12%

Proposal 5c:Approval of the change in the fundamental investment restriction relating to lending.

For 		Against	Abstentions/Broker Non-Votes
67.91%	1.75%		30.34%

Proposal 5d:Approval of the change in the fundamental investment restriction relating to real estate securities.

For 		Against	Abstentions/Broker Non-Votes
67.63%	1.93%		30.44%

Proposal 5e:Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For 		Against	Abstentions/Broker Non-Votes
67.71%	1.79%		30.50%

Proposal 5f:Approval of the change in the fundamental investment restriction relating to diversification.

For 		Against	Abstentions/Broker Non-Votes
68.42%	1.45%		30.14%

Proposal 5g:Approval of the change in the fundamental investment restriction relating to the borrowing.

For 		Against	Abstentions/Broker Non-Votes
67.98%	1.71%		30.31%

Proposal 5h:Approval of the change in the fundamental investment restriction relating to underwriting.

For 		Against	Abstentions/Broker Non-Votes
68.00%	1.89%		30.11%

Proposal 5i:Approval of the change in the fundamental investment restriction relating to short sales.

For 		Against	Abstentions/Broker Non-Votes
67.96%	1.70%		30.33%

Proposal 5j:Approval of the change in the fundamental investment restriction relating to purchasing on margin.

For 		Against		Abstentions/Broker Non-Votes
67.20%	2.06%			30.74%

Proposal 5k: Approval of the change in the fundamental investment restriction relating to exercising control.

For 		Against		Abstentions/Broker Non-Votes
68.01%		1.79%		30.20%

IDEX MUNDER NET50

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:  Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
77.41%	2.59%		20.00%

Proposal 2:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/Broker Non-Votes
Peter R. Brown		99.05%		0.95%		0.00%
Charles C. Harris		99.21%		0.79%		0.00%
John R. Kenney		99.21%		0.79%		0.00%
Patrick S. Baird		99.05%		0.95%		0.00%
Jack E. Zimmerman		99.21%		0.79%		0.00%
William W. Short, Jr.	99.21%		0.79%		0.00%
Daniel Calabria		99.21%		0.79%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

		For 		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	99.21%		0.79%		0.00%
Janice B. Case		99.21%		0.79%		0.00%

Proposal 3:Approval of the change in the fundamental investment restriction relating to senior securities.

For 		Against		Abstentions/Broker Non-Votes
74.35%		2.36%		23.29%

IDEX PBHG TECHNOLOGY & COMMUNICATIONS (formerly IDEX Pilgrim
Baxter Technology)

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
72.08%	2.89%		25.03%

Proposal 2:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/BrokerNonVotes
Peter R. Brown		93.64%		6.36%		0.00%
Charles C. Harris		93.64%		6.36%		0.00%
John R. Kenney		93.67%		6.33%		0.00%
Patrick S. Baird		93.67%		6.33%		0.00%
Jack E. Zimmerman		93.56%		6.44%		0.00%
William W. Short, Jr.	93.68%		6.32%		0.00%
Daniel Calabria		93.67%		6.33%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:
	For 		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	93.20%		6.80%		0.00%
Janice B. Case		93.20%		6.80%		0.00%

Proposal 3:Approval of the change in the fundamental investment restriction relating to senior securities.

For 		Against	Abstentions/Broker Non-Votes
70.49%	4.03%		25.48%

IDEX TRANSAMERICA GROWTH OPPORTUNIITES (formerly IDEX
Transamerica Small Company)

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
68.05%	2.50%		29.45%

Proposal 2:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/BrokerNonVotes
Peter R. Brown		96.18%		3.82%		0.00%
Charles C. Harris		96.28%		3.72%		0.00%
John R. Kenney		96.27%		3.73%		0.00%
Patrick S. Baird		96.28%		3.72%		0.00%
Jack E. Zimmerman		96.19%		3.81%		0.00%
William W. Short, Jr.	96.18%		3.82%		0.00%
Daniel Calabria		96.28%		3.72%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/BrokerNonVotes
Russell A. Kimball, Jr.	96.19%		3.81%		0.00%
Janice B. Case		96.22%		3.78%		0.00%

Proposal 3:Approval of the change in the fundamental investment restriction relating to senior securities.

For 		Against		Abstentions/Broker Non-Votes
67.25%	2.76%			29.99%

IDEX INTERNATIONAL EQUITY

At a special meeting of shareholders held on February 8, 2002, the results of the Proposals were as follows:

Proposal 1:Approval of a new Investment Advisory Agreement between IDEX Management, Inc. and IDEX Mutual Funds with respect to IDEX International Equity.

For 		Against	Abstentions/Broker Non-Votes
76.85%	1.58%		21.57%

Proposal 2:Approval of a new Sub-Advisory Agreement between IDEX Management, Inc. and American Century Investment Management,
Inc. with respect to IDEX International Equity.

For 		Against	Abstentions/Broker Non-Votes
75.73%	2.49%		21.78%

Proposal 3:Approval of the adoption of a Sub-Adviser Approval
Policy.

For 		Against	Abstentions/Broker Non-Votes
76.75%	1.45%		21.80%

Proposal 4:Approval of the current Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/Broker Non-Votes
Peter R. Brown		96.92%		3.08%		0.00%
Charles C. Harris		96.98%		3.02%		0.00%
John R. Kenney		96.92%		3.08%		0.00%
Patrick S. Baird		96.98%		3.02%		0.00%
Jack E. Zimmerman		96.98%		3.02%		0.00%
William W. Short, Jr.	96.87%		3.13%		0.00%
Daniel Calabria		96.92%		3.08%		0.00%

And the approval of two new Trustees of the IDEX Board of Trustees as follows:

	For 		Against		Abstentions/Broker Non-Votes
Russell A. Kimball, Jr.	96.74%		3.26%		0.00%
Janice B. Case		96.85%		3.15%		0.00%

Proposal 5a:Approval of the change in the fundamental investment restriction relating to diversification.

For 		Against	Abstentions/Broker Non-Votes
76.59%	1.79%		21.62%

Proposal 5b:Approval of the change in the fundamental investment restriction relating to physical commodities.

For 		Against	Abstentions/Broker Non-Votes
75.19%	3.24%		21.57%

Proposal 5c:Approval of the change in the fundamental investment restriction relating to lending.

For 		Against	Abstentions/Broker Non-Votes
74.72%	3.74%		21.54%

Proposal 5d:Approval of the change in the fundamental investment restriction relating to real estate securities.

For 		Against	Abstentions/Broker Non-Votes
75.33%	3.02%		21.65%

Proposal 5e: Approval of the change in the fundamental investment restriction relating to the issuance of senior securities.

For 		Against	Abstentions/Broker Non-Votes
76.76%	1.58%		21.66%

IDEX AMERICAN CENTURY INTERNATIONAL

At a special meeting of shareholders held on February 22, 2002, the results of Proposal 1 were as follows:

Proposal 1:Approval of an Agreement and Plan of Reorganization transferring all of the assets, subject to liabilities, of IDEX
American Century International to IDEX International Equity.

For 		Against	Abstentions/Broker Non-Votes
90.60%	0.43%		8.97%

IDEX AMERICAN CENTURY INCOME & GROWTH

At a special meeting of shareholders held on February 22, 2002, the results of Proposal 1 were as follows:

Proposal 1:Approval of an Agreement and Plan of Reorganization transferring all of the assets, subject to liabilities, of IDEX
American Century Income & Growth to IDEX GE U.S. Equity.

For 		Against	Abstentions/Broker Non-Votes
89.70%	1.97%		8.33%